                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (date of earliest event report)    April 15, 1998
                                                            --------------------


            The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/Minnesota Inc.
                         The Money Store/Kentucky Inc.
                          The Money Store/D.C. Inc.
                          -------------------------
            (Exact name of registrant as specified in its charter)


            New Jersey                                          Applied For
            ----------                                          -----------

            State or other            (Commission              (IRS Employer
            jurisdiction of           File Number)             ID Number)
            incorporation)


            2840 Morris Avenue, Union, New Jersey 07083
            -------------------------------------------------------------------
            (Address of principal executive officer)


            Registrant's Telephone Number,
            including area code:                               (908) 686-2000
                                                               --------------

                                       n/a
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

            Item 5        Other Events
                          ------------

                      Attached herein as Annex A is a copy of the Monthly
            Statement sent to Class A Certificate holders with respect to the April 15, 1998 Remittance Date.

                                  SIGNATURES


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     THE MONEY STORE INC.


                                     By: /s/ Harry Puglisi
                                     ----------------------------------
                                              Harry Puglisi
                                                Treasurer




                 Dated:    04/30/98

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1998-I
                           ------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE APRIL 10, 1998 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                     $2,304,825.34


    LESS: SERVICE FEE                                                 26,276.16
          CONTINGENCY FEE                                             26,276.16
          OTHER SERVICER FEES (Late Charges / Escrow)                    261.49
          UNREIMBURSED MONTHLY ADVANCES                                    0.00
                                                                  -------------

                                                                      52,813.81
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                    425,361.29
          PRE-FUNDING ACCOUNT TRANSFER                                20,725.62
          CAPITALIZED INTEREST ACCOUNT TRANSFER                      159,128.20
                                                                  -------------

                                                                     605,215.11
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00

                                                                  -------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                              2,857,226.64
                                                                  =============

2.  (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                  54,493,000.00

    (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                  19,745,000.00

    (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                  29,277,000.00

    (D) ORIGINAL CLASS A-4 PRINCIPAL BALANCE
                                                                  23,496,000.00

    (E) ORIGINAL CLASS A-5 PRINCIPAL BALANCE
                                                                  17,989,000.00

    (F) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                  22,500,000.00

    (G) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                  19,000,000.00

    (H) ORIGINAL CLASS B PRINCIPAL BALANCE
                                                                  13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                      1,719,092.10
    CLASS A-2                                                              0.00
    CLASS A-3                                                              0.00
    CLASS A-4                                                              0.00
    CLASS A-5                                                              0.00
    CLASS M-1                                                              0.00
    CLASS M-2                                                              0.00
    CLASS B                                                                0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                            1,719,092.10

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                0.00
          CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                             0.00
          CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                             0.00
          AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                           0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                 0.00
          CLASS M REALIZED LOSS AMOUNT                                                               0.00
          CLASS B REALIZED LOSS AMOUNT                                                               0.00
          AGGREGATE REALIZED LOSS AMOUNT                                                             0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                   7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                     134,369.31
   # OF LOANS                                                                                          25

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                             198,603.75

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                             501,435.55

9.  AMOUNT OF INTEREST RECEIVED                                                              1,468,521.79

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
             MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                        425,361.29

     (B)  AMOUNT OF COMPENSATING INTEREST                                                          164.82

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                                                0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                   290,856.39
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                1,719,092.10
         (C) CARRY FORWARD AMOUNT                                                 0.00
         (D) MONTHLY ADVANCE                                                      0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                                   2,009,948.49

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                   102,015.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
         (C) CARRY FORWARD AMOUNT                                                 0.00
         (D) MONTHLY ADVANCE                                                      0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                                     102,015.83

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                   151,630.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
         (C) CARRY FORWARD AMOUNT                                                 0.00
         (D) MONTHLY ADVANCE                                                      0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                                     151,630.46

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                                 127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                                 107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             779,550.66
         (B) PRINCIPAL DISTRIBUTION AMOUNT          1,719,092.10
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                 2,498,642.76

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                 136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                 118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                   254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT              94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                    94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           1,129,033.99
         (B) PRINCIPAL DISTRIBUTION AMOUNT          1,719,092.10
         (C) CARRY FORWARD AMOUNT                           0.00
         (D) MONTHLY ADVANCE                                0.00

         TOTAL REMITTANCE AMOUNT                                         2,848,126.09

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                          0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                                        0.00


   15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                           52,773,907.90


      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         13,500,000.00

      (I) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                        198,280,907.90

16. TRIGGER EVENT CALCULATION                                                                                   TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) EXCEEDS 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                               0.19%
           (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                   24.42%         0.77%           NO

    (2)  BOTH (A) AND (B) OCCUR

            (A) EITHER (X) OR (Y) OCCUR
                (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                    EXCEEDS 9%           OR                                              0.00%
                (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,200,000                   0.00     NO

            (B) EITHER (X) OR (Y) OCCUR
                (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                    EXCEEDS 15%           OR                                             0.00%
                (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,400,000                     0.00     NO                   NO


                                                                                                             -----------------------
                                     IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                 NO
                                                                                                             -----------------------

17. CUMULATIVE REALIZED LOSSES                                                                                     0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                       0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                              26,276.16

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                            26,276.16

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                               10,000.00

    (D) FHA PREMIUM ACCOUNT                                                                                    1,654.23

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                                    0.00
           (B) SECTION 5.04 (c)                                                                                    0.00
           (C) SECTION 5.04 (d)(ii)                                                                                0.00
           (D) SECTION 5.04 (e)                                                                                    0.00
           (E) SECTION 5.04 (f)(i)                                                                            52,552.32

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                         52,773,907.90                0.96845297
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                        54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                         19,745,000.00                1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                        19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                         29,277,000.00                1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                        29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                         23,496,000.00                1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                        23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                         17,989,000.00                1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                        17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                         22,500,000.00                1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                        22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                         19,000,000.00                1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                        19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                         13,500,000.00                1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                        13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                             198,280,907.90                0.99140454
    ORIGINAL POOL  PRINCIPAL BALANCE                                           200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                       13.901%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                         15.451%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
        CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                         6.113%

                                                                                      ---------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                      02/28/98                  03/31/98
                                                                                      ---------------------------------------------
                                                                                          13.900%                   13.901%

23. (A) SENIOR PERCENTAGE                                                                             100.00%

    (B) CLASS B PERCENTAGE                                                                              0.00%

24. (A) SPREAD AMOUNT                                                                                   0.00

    (B) SPECIFIED SUBORDINATED AMOUNT                                                          10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                            0.00
             CLASS M APPLIED REALIZED LOSS AMOUNT                                                       0.00
             CLASS B APPLIED REALIZED LOSS AMOUNT                                                       0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                             0.00
             UNPAID CLASS M REALIZED LOSS AMOUNT                                                        0.00
             UNPAID CLASS B REALIZED LOSS AMOUNT                                                        0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                  884,683.49

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
           FOR THE DUE PERIOD                                                                       1,654.23
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
           CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                              0.00

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                                     0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                      13,500,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                                  0.00

31. CLAIMS PAID DURING THE PERIOD                                                                       0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                              0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                 0.00

34. OTHER INFORMATION                                                                                    N/A

                                   EXHIBIT O
                   REMIC DELINQUENCIES AS OF -MARCH 31, 1998


RESIDENTIAL     OUTSTANDING            #
TRUST           DOLLARS                ACCOUNTS      RANGES                AMOUNT             NO            PCT
1998-I              $185,340,935.48      9,934        1 TO 29 DAYS      12,127,811.99           817           6.54%
                                                     30 TO 59 DAYS       1,523,090.29           101           0.82%
                                                     60 TO 89 DAYS         338,271.99            30           0.18%
                                                     90 AND OVER            11,541.33             3           0.01%

                                                     FORECLOSURE                 0.00             0           0.00%
                                                     REO PROPERTY                0.00             0           0.00%



                                                     TOTALS            $14,000,715.60           951           7.55%
                                                                     ==============================================

RESIDENTIAL TRUST 1998-A

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE          CLASS A-1            CLASS A-2          CLASS A-3         CLASS A-4           CLASS A-5
----------------------------------------------------------------------------------------------------------
(ii)                   1,000.00             1,000.00           1,000.00          1,000.00         1,000.00

(vi)                       2.47                 0.00               0.00              0.00             0.00

(vii)                      3.64                 0.00               0.00              0.00             0.00

(viii)                     9.20                 0.00               0.00              0.00             0.00


(xiii)    (a)              5.34                 5.17               5.18              5.43             5.98
          (b)             31.55                 0.00               0.00              0.00             0.00
          (c)              0.00                 0.00               0.00              0.00             0.00
          (d)              0.00                 0.00               0.00              0.00             0.00


(xv)                     968.45             1,000.00           1,000.00          1,000.00         1,000.00


(xxxv)                     0.00                 0.00               0.00              0.00             0.00



SUBCLAUSE          CLASS M-1            CLASS M-2          CLASS B
-----------------------------------------------------------------------
(ii)                   1,000.00             1,000.00           1,000.00

(vi)                       0.00                 0.00               0.00

(vii)                      0.00                 0.00               0.00

(viii)                     0.00                 0.00               0.00


(xiii)    (a)              6.06                 6.25               7.00
          (b)              0.00                 0.00               0.00
          (c)              0.00                 0.00               0.00
          (d)              0.00                 0.00               0.00


(xv)                   1,000.00             1,000.00           1,000.00


(xxxv)                     0.00                 0.00               0.00